Joint filer Information

Name of Joint Filer:               HM4 Partners, L.P.

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         HM4 Partners, L.P.

                                   By:      Hicks, Muse GP Partners L.A., L.P., its general
                                            partner

                                   By:      Hicks, Muse Latin America Fund I
                                            Incorporated, its general partner

                                   By:      /s/ William G. Neisel
                                            --------------------------------------
                                            William G. Neisel
                                            Treasurer

Joint Filer Information

Name of Joint Filer:               Hicks, Muse, Tate & Furst Private Equity Fund IV, L.P.

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         HICKS, MUSE, TATE & FURST PRIVATE EQUITY FUND IV, L.P.

                                   By:      HM4 Partners, L.P., its general partner

                                   By:      Hicks, Muse GP Partners L.A., L.P., its general
                                            partner

                                   By:      Hicks, Muse Latin America Fund I
                                            Incorporated, its general partner

                                   By:      /s/ William G. Neisel
                                            ----------------------------------------
                                            William G. Neisel
                                            Treasurer

Joint Filer Information

Name of Joint Filer:               Hicks, Muse GP Partners L.A., L.P.

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         Hicks, Muse GP Partners L.A., L.P.

                                   By:      Hicks, Muse Latin America Fund I
                                            Incorporated, its general partner

                                   By:      /s/ William G. Neisel
                                            ----------------------------------------
                                            William G. Neisel
                                            Treasurer

Joint Filer Information

Name of Joint Filer:               Hicks, Muse Latin America Fund I Incorporated

Address of Joint Filer:            c/o Hicks, Muse, Tate & Furst Incorporated
                                   200 Crescent Court, 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund IV, L.P.

Date of Event Requiring Statement: August 8, 2013

Issuer Name and Ticker Symbol:     LIN Media LLC (NYSE: LIN)

Signature:                         HICKS, MUSE LATIN AMERICA FUND I INCORPORATED

                                   By:      /s/ William G. Neisel
                                            -----------------------------------------
                                            William G. Neisel
                                            Treasurer